                                                  --------------------

                                                        COMPOSITE

                                                    DEFERRED SERIES,

                                                          INC.

                                                  --------------------



--------------------------------------------------------------------------
               Semi-Annual Report for the six months ended June 30, 1999
--------------------------------------------------------------------------

DEAR contract owner:

[Photo of William G. Papesh]

We are pleased to provide you this COMPOSITE DEFERRED SERIES, INC. semi-annual report for the period ended June 30, 1999.

As I review recent market activity, I am struck by certain similarities between the current investment environment and that of the 1950s and '60s. As in that period of American economic expansion, U.S. investors today are enjoying an extended period of economic abundance, brought about by structural changes in the global economy, as well as revolutionary technological advances.

Equity investors have benefited from exceptionally strong returns through much of this decade. The S&P 500* rose nearly 23% in the past 12 months, bringing the market's five-year cumulative gain through June 30, 1999, to over 240%.1 Since 1995, the U.S. stock market has created almost $7 trillion in wealth.2 On the fixed-income side, the early 1990s brought bond investors significant opportunities to benefit from declining interest rates. Internationally, increased opportunities in emerging markets have offered aggressive growth investors new venues in which to invest.

While this decade has been quite rewarding for many investors, there are aspects of the economy and financial markets that warrant some caution. For example, the domestic economy is expanding rapidly due primarily to strong consumer spending, with GDP growing around 4% on an annualized basis. As a result, there is increased fear among investors that higher inflation may lead to higher interest rates. Also, while the Dow Jones Industrial Average continued to post record highs, only recently has the stock market's strength broadened. Until the second quarter of 1999, stocks of small- and medium-sized companies had not kept pace with the mega-cap growth stocks, some of which are trading at more than 100 times earnings. There is also concern that rapid change in the Technology sector has created a speculative environment, particularly with regard to some
Internet stocks.

DEVELOP A STRATEGY TO WEATHER MARKET CYCLES

While no one can precisely predict the future course of the stock market, the economy and financial markets are often linked in more predictable ways. Economic growth can fuel inflation and higher interest rates, typically resulting in reduced consumer spending and slower corporate earnings growth. On the other hand, when the economy slows, interest rates typically fall, which helps to spur renewed investment. These cycles are an inherent part of investing. Fortunately, there are a variety of strategies that individual investors can employ to lessen the effects of market volatility on their portfolios.

First and foremost, investors can seek to remain diversified by investing in a mix of equity and fixed-income investments. Some investors may be tempted to ignore this strategy when stocks are posting 20%+ returns per year. Yet, I would caution investors to remember that these years have been marked by an exceptionally strong stock market. Over an investment horizon of 10 or 20 years, a diversified strategy can provide strong returns with less risk than a pure equity portfolio.

Another strategy investors can use to help reduce risk in their investment portfolios is known as dollar cost averaging (DCA). With this strategy, a set amount or percentage is invested automatically from a fixed account or money market, within the WM VARIABLE TRUST, to a WM FUND or PORTFOLIO on a monthly, quarterly, semi-annual, or annual basis. The advantage of a DCA program is that it allows you to take advantage of price fluctuation. For example, if you invest $250 each month, more shares will be bought when prices are low and fewer shares when prices are high. It is important to note that DCA does not guarantee a profit or protect against a loss in declining markets. As DCA involves continuous investing, you should consider your financial ability to continue purchases through periods of low price levels. You may select either a six-month or a 12-month program, both of which offer attractive rates.

YOUR INVESTMENT REPRESENTATIVE IS A VALUABLE RESOURCE

Whether you are investing for retirement, future college tuition costs, or short-term goals, your ability to meet your financial goals will require a well-defined investment strategy. Your Investment Representative can help you in several ways. First, he or she has the tools and resources available to help you clearly define your goals. Many individuals today who are saving for retirement, for example, may be unsure about the amount they actually need to save. Your Investment Representative can help you evaluate how the rising cost of living, coupled with today's longer lifespans, will affect your retirement savings goal. Secondly, your Investment Representative can assist you in determining which types of investment vehicles are best suited for your goals and objectives.

Thank you for your continued trust in the COMPOSITE DEFERRED SERIES, INC. We look forward to continuing to provide you with investment opportunities, today and into the next century.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President

1 Source: Business Week, June 15, 1998.
2 Source: YOUR MONEY, June/July 1999.
* Source: Standard & Poor's. The S&P 500 is an unmanaged index that is generally considered representative of the U.S. stock market. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in an index. Past performance does not guarantee future results.

                                                         PRESIDENT'S LETTER

INDIVIDUAL portfolio reviews

      WM ADVISORS, INC. IS THE INVESTMENT ADVISOR TO COMPOSITE DEFERRED SERIES, INC., AND HAS GENERAL OVERSIGHT RESPONSIBILITY FOR THE ADVISORY SERVICES PROVIDED TO THE PORTFOLIOS. THESE SERVICES INCLUDE FORMULATING THE PORTFOLIOS' INVESTMENT POLICIES, ANALYZING ECONOMIC TRENDS AFFECTING THE PORTFOLIOS, AND DIRECTING AND EVALUATING THE INVESTMENT SERVICES PROVIDED BY THE INDIVIDUAL PORTFOLIO MANAGERS OF EACH PORTFOLIO. WM ADVISORS SUPERVISES THE INDIVIDUAL PORTFOLIO MANAGERS IN THEIR DAY-TO-DAY MANAGEMENT OF THE PORTFOLIOS IN THE COMPOSITE DEFERRED SERIES, INC. FAMILY TO ENSURE THAT POLICIES AND GUIDELINES ARE MET, AND TO DETERMINE APPROPRIATE INVESTMENT PERFORMANCE MEASURES.

COMPOSITE DEFERRED SERIES

                                                  INDIVIDUAL portfolio reviews

UNDERSTANDING THE ENCLOSED CHARTS

In order to help you understand each Composite Deferred Series, Inc. Portfolio's investment performance, we have included the following discussions along with graphs that compare the Portfolio's performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Portfolio's performance and reflects both changes in the unit value of the Portfolio as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A Portfolio's unit value and investment return will vary with market conditions, and the principal value of an investment when you redeem your units may be more or less than the original cost.

Where applicable, the total returns of the Portfolios reflect the Advisors' voluntary waiver of fees, reimbursement of certain expenses, and credits allowed by the Custodian. Total returns would have been lower if these fees and expenses had not been waived, reimbursed, or reduced by credits.

Both the Portfolios' performance results and the market indices reflect total reinvestment of income, dividends, and capital gains. The unit values of these variable options will fluctuate with market conditions.

THE YEAR 2000 PROBLEM

Many computer systems in use today cannot properly process date-related information in relation to the year 2000. This issue originates in the practice of abbreviating years to their last two digits. Computer systems may not be able to decide correctly when a date entered with a year of "00" should be interpreted as 1900 or 2000. At the turn of the new century, computer systems may not function properly because they may not be able to recognize or interpret the year 2000.

Should any of the computer systems employed by the Composite Deferred Series, Inc. Portfolios' major service providers fail to process this type of information properly, it could have a negative impact on Portfolio operations and services that are provided to contract owners. Similarly, the values of certain of the Composite Deferred Series, Inc. Portfolios' assets may be adversely affected by the inability of their issues or third parties to properly process date-related information.

The Advisor, Shareholder Servicing Agent and Administrator have advised the Portfolios that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to avoid any such negative impact. Furthermore, the Portfolios are seeking assurances from each of their key service providers that similar replacements or modifications will be completed to avoid any negative impact from this issue.

As of this date, the Portfolios have received assurances from their key service providers. However, there can be no guarantee that these assurances will ultimately be successful. In the event a key service provider cannot provide such assurances, the Portfolios may consider retaining an alternative service provider.

In addition, the Advisor has been advised by the Custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the Portfolios and the Advisor have no reason to believe that these goals will not be achieved.

                                                  COMPOSITE DEFERRED SERIES

Composite Deferred Series, Inc.
GROWTH & INCOME portfolio

PORTFOLIO MANAGER
RANDALL L. YOAKUM
WM ADVISORS, INC.

The equity team led by Senior Portfolio Manager Randall Yoakum manages the Growth & Income Portfolio. Mr. Yoakum has 16 years experience in investment and financial analysis including seven years with WM Advisors, Inc. He holds a BBA in Economics/Finance from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chair of WM Advisors, Inc. Investment Committee.

PERFORMANCE REVIEW

The GROWTH & INCOME PORTFOLIO returned 13.86% for the six-month period ended June 30, 1999, outperforming the S&P 500 Index's return of 12.38%. Long-term results continue to be very favorable, as the Portfolio has averaged 22.56%4 for the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE PORTFOLIO'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The six-month period ended June 30, 1999, was exceptional for equity investments, as large-cap stocks advanced significantly. Strong economic fundamentals and a resurgence of global stability supported strong market performance. Most equity indices reached their all-time highs during the period, as healthy consumer spending drove strong domestic economic growth. Corporate profitability and earnings expanded and stocks responded by appreciating across the board.

While earnings momentum, not value, continued to drive the overall markets during the early months of 1999, renewed confidence in the strength of the U.S. economy led to broader sector performance. For 1998, only one-third of industry groups outperformed the S&P 500 Index. This represents very narrow performance, as most sectors lagged the overall market, and the strong advance was limited to the largest growth stocks in the Index. This trend shifted in 1999, as sectors that had lagged began to lead the market. Broader participation is a positive force for a well-diversified core portfolio such as the Growth & Income Portfolio, because multiple holdings contribute to overall performance.


GROWTH OF A $10,000 INVESTMENT(2),(3)

            Portfolio          Standard
              (not             & Poor's
             adjusted            500
            for sales          Composite         Inflation
             charge)           Index(1)           (CPI)(1)
-----------------------------------------------------------
Jun 89       $10,000           $10,000           $10,000
              10,482            10,898            10,323
              10,650            11,108            10,340
              10,521            11,065            10,373
              10,251            10,807            10,423
              10,066            11,032            10,448
Dec 89        10,086            11,292            10,464
               9,647            10,535            10,572
               9,726            10,671            10,622
               9,866            10,951            10,680
               9,519            10,681            10,697
              10,245            11,722            10,722
Jun 90        10,165            11,640            10,780
              10,054            11,603            10,821
               9,170            10,555            10,920
               8,762            10,036            11,012
               8,737             9,999            11,078
               9,300            10,642            11,103
Dec 90         9,585            10,934            11,103
              10,072            11,417            11,169
              10,794            12,235            11,186
              10,984            12,526            11,203
              11,156            12,561            11,220
              11,523            13,099            11,253
Jun 91        11,241            12,500            11,286
              11,413            13,085            11,303
              11,537            13,393            11,336
              11,492            13,173            11,385
              11,442            13,349            11,403
              11,078            12,810            11,436
Dec 91        12,069            14,274            11,444
              12,145            14,009            11,461
              12,314            14,188            11,502
              12,207            13,910            11,561
              12,556            14,315            11,577
              12,598            14,392            11,593
Jun 92        12,390            14,183            11,635
              12,801            14,755            11,659
              12,544            14,457            11,692
              12,759            14,623            11,725
              12,518            14,676            11,766
              13,008            15,171            11,782
Dec 92        13,343            15,369            11,774
              13,430            15,481            11,932
              13,430            15,690            11,873
              13,776            16,028            11,915
              13,538            15,635            11,948
              13,784            16,057            11,965
Jun 93        13,724            16,110            11,981
              13,644            16,035            11,981
              13,971            16,645            12,015
              13,768            16,522            12,040
              13,901            16,858            12,090
              13,830            16,699            12,098
Dec 93        14,352            16,905            12,098
              15,001            17,471            12,131
              14,754            16,999            12,172
              14,217            16,260            12,213
              14,364            16,471            12,230
              14,547            16,740            12,239
Jun 94        14,276            16,326            12,281
              14,728            16,867            12,314
              15,337            17,553            12,363
              14,986            17,130            12,396
              15,144            17,522            12,405
              14,699            16,879            12,421
Dec 94        14,743            17,126            12,421
              14,987            17,571            12,471
              15,503            18,253            12,521
              15,958            18,793            12,562
              16,354            19,340            12,603
              16,788            20,104            12,629
Jun 95        17,113            20,576            12,654
              17,739            21,261            12,654
              17,890            21,319            12,687
              18,472            22,212            12,712
              18,348            22,134            12,754
              19,119            23,108            12,745
Dec 95        19,711            23,536            12,736
              20,286            24,345            12,811
              20,578            24,579            12,852
              20,786            24,815            12,919
              21,246            25,780            12,970
              21,715            25,829            12,994
Jun 96        21,741            25,935            13,002
              20,670            24,781            13,027
              21,250            25,306            13,052
              22,409            26,729            13,093
              22,626            27,461            13,135
              24,293            29,545            13,160
Dec 96        24,065            28,966            13,160
              25,213            30,765            13,202
              25,371            31,014            13,243
              24,437            29,724            13,276
              25,364            31,499            13,292
              27,059            33,433            13,284
Jun 97        28,380            34,924            13,300
              30,476            37,697            13,316
              29,182            35,601            13,342
              30,794            37,552            13,375
              29,766            36,297            13,408
              30,698            37,978            13,400
Dec 97        31,204            38,631            13,412
              30,656            39,060            13,438
              32,943            41,876            13,463
              34,347            44,020            13,489
              34,114            44,465            13,513
              32,807            43,700            13,538
Jun 98        33,722            45,474            13,554
              31,689            44,992            13,570
              26,372            38,486            13,586
              28,802            40,953            13,603
              31,229            44,283            13,635
              33,081            46,966            13,635
Dec 98        34,669            49,672            13,652
              35,307            51,749            13,685
              34,545            50,141            13,702
              35,526            52,147            13,743
              38,048            54,166            13,843
              37,607            52,888            13,843
Jun 99        39,476            55,823            13,894

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

    The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U).

    The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

TOTAL AVERAGE RETURNS
  AS OF 6/30/99(2), (3)         SIX MONTH   ONE YEAR  FIVE YEAR(4)  TEN YEAR(4)
     Portfolio (not adjusted for
       surrender charge)           13.86%      17.05%    22.56%        14.72%
     Standard & Poor's 500
       Composite Index(1)          12.38%      22.76%    27.88%        18.76%

(2) Past investment performance does not guarantee future performance, and returns and values will fluctuate. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge.

(4) Annualized.


WERE THERE ANY SHIFTS IN THE PORTFOLIO`S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Portfolio's outperformance reflects changes in the Portfolio that were initiated in the stock market correction that began in August and continued into October of 1998. As stock prices declined, we became more bullish on the overall outlook for the market. That bullish outlook was the product of our belief that the market had discounted a severe slowdown in global economic growth. We believed that a diminished outlook for emerging markets had been fully discounted and there was evidence to suggest that emerging markets would stabilize. In addition, the Federal Reserve changed its policy stance from restrictive to accommodative with three separate interest rate cuts. We saw the potential for a quick recovery in stock prices and felt Financial and Consumer Cyclical Stocks would likely lead the market advance. Consequently, we initiated or added to our holdings in Chase Manhattan Bank Corp., Merrill Lynch & Co. Inc., Price (T. Rowe) Associates, Inc., Dayton Hudson Corp., and Walt Disney Co. These purchases have benefited Portfolio performance, as the stocks have proven to be strong performers.

Strength in Cyclicals, Capital Goods and Technology contributed to the outperformance. Cyclicals continued to benefit from surprisingly strong economic fundamentals and a resurgence of global stability. Within the Portfolio, Cyclicals advanced, led by Liberty Media Group, Federal-Mogul, and Sony Corp. BMC Software, IBM, Adobe Systems, and Oracle contributed substantially to the Portfolio's gains for the period. Boeing, Raytheon, and Donaldson, also up for the period, led Capital Goods stocks within the Portfolio.

Health Care stocks within the Portfolio were a disappointment, particularly companies such as Columbia/HCA, PacifiCare Health Systems and Medpartners, Inc. Although not large positions, these stocks lagged the overall market, and the industry continued to experience the pains of health care reform -- both real and perceived. While comprising only a small percentage of the Portfolio, we feel Health Care Services companies do offer compelling long-term value as a result of turmoil within the industry. Overall, performance was very strong for the period, especially in recent months, as our commitment to value has rewarded shareholders.

Finance and Technology weightings are both very near long-term targets, while Health Care exposure increased slightly. Because valuations remain excessive for Health Care and Technology companies, we are averaging into these stocks on price weakness. This has worked well within the Technology sector as evidenced by timely purchases of Oracle, BMC Software and Micron Technology. Companies with market capitalizations of less than $5 billion now comprise less than 15% of the Portfolio's holdings.

WHAT IS THE OUTLOOK FOR BOTH THE PORTFOLIO AND THE OVERALL ECONOMY?

Going forward, we expect continued moderate growth in the domestic economy in 1999. In the equity markets, careful monitoring of expectations is warranted at current valuation levels. Several of our long-term holdings in specific sectors, such as Technology and Telecommunications, are meeting or exceeding our valuation targets -- prompting us to take some profits. At the same time, we continue to find stocks that meet our quality standards trading in the market at very reasonable valuations. It is our intention to maintain our strict investment discipline to stock selection in an attempt to meet the Portfolio's objectives. We focus on owning quality businesses at attractive valuations, with an emphasis on long-term research. We feel that this style will benefit investors over the course of a long-term investment horizon.

                                                  COMPOSITE DEFERRED SERIES

Composite Deferred Series, Inc.
NORTHWEST portfolio

PORTFOLIO MANAGER:
DAVID SIMPSON
WM ADVISORS, INC.

The equity team, led by David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Northwest Portfolio since its inception. Mr. Simpson is a Chartered Financial Analyst, holds an MBA, and has over 11 years of continuous investment experience.

Performance Review

For the six-month period ended June 30, 1999, the NORTHWEST PORTFOLIO returned 20.03%, far outpacing the performance of the S&P 500 Index (see chart below) for the same period. The Portfolio has averaged 18.84%4 per year since its inception in 1993.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE PORTFOLIO'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Economic strength and strong corporate earnings drove equity markets to new highs during the first half of 1999. Market leadership shifted during the period, with large-caps leading the way early in the year, then small-caps rising to market leadership in the second quarter. Portfolio performance was very strong in the second quarter, as its concentration in Technology stocks helped drive performance far above the broad market. In general, market breadth expanded during the period, as both value stocks and small-cap stocks surged, reversing trends of recent periods. The Internet sector continued to show very high valuations, but was also very volatile. We will maintain our focus on fundamentally strong companies that we feel are attractively priced.

GROWTH OF A $10,000 INVESTMENT(2), (3)

                      Portfolio          Standard
                        (not             & Poor's
                       adjusted            500
                      for sales          Composite        Inflation
                       charge)           Index(1)          (CPI)(1)
---------------------------------------------------------------------
Inception 1/01/93     $10,000           $10,000           $10,000
                       10,058            10,073            10,049
                        9,708            10,209            10,084
                       10,105            10,428            10,119
                        9,854            10,173            10,148
                       10,063            10,448            10,162
Jun 93                  9,800            10,482            10,176
                        9,456            10,433            10,176
                        9,850            10,830            10,205
                        9,611            10,750            10,226
                        9,965            10,968            10,268
                       10,200            10,865            10,275
Dec 93                 10,293            10,999            10,275
                       10,631            11,367            10,303
                       10,758            11,061            10,338
                       10,369            10,579            10,373
                       10,318            10,717            10,388
                       10,470            10,892            10,395
Jun 94                 10,149            10,623            10,430
                       10,208            10,974            10,458
                       10,766            11,421            10,500
                       10,356            11,146            10,529
                       10,280            11,401            10,536
                       10,110            10,982            10,550
Dec 94                 10,178            11,143            10,550
                       10,118            11,432            10,592
                       10,475            11,876            10,634
                       10,824            12,228            10,669
                       11,139            12,583            10,705
                       11,139            13,080            10,726
Jun 95                 11,774            13,388            10,747
                       12,175            13,834            10,747
                       12,363            13,871            10,775
                       12,824            14,452            10,797
                       12,534            14,402            10,833
                       12,705            15,035            10,825
Dec 95                 12,827            15,313            10,817
                       12,784            15,840            10,881
                       13,084            15,992            10,916
                       13,379            16,146            10,973
                       14,330            16,383            11,016
                       14,706            16,806            11,037
Jun 96                 14,090            16,875            11,043
                       13,173            16,124            11,064
                       13,970            16,466            11,085
                       14,360            17,391            11,121
                       14,343            17,868            11,156
                       15,314            19,224            11,177
Dec 96                 15,679            18,847            11,177
                       16,659            20,017            11,213
                       16,625            20,179            11,248
                       15,987            19,340            11,276
                       16,553            20,495            11,290
                       18,293            21,753            11,283
Jun 97                 19,128            22,723            11,296
                       20,428            24,527            11,310
                       20,154            23,164            11,331
                       21,825            24,433            11,360
                       20,684            23,617            11,388
                       21,214            24,710            11,381
Dec 97                 20,841            25,135            11,392
                       20,894            25,414            11,413
                       22,761            27,247            11,435
                       23,098            28,642            11,457
                       23,222            28,931            11,477
                       21,964            28,433            11,498
Jun 98                 21,521            29,588            11,512
                       20,023            29,274            11,526
                       15,978            25,041            11,539
                       17,584            26,646            11,553
                       19,617            28,813            11,581
                       22,576            30,559            11,581
Dec 98                 25,588            32,319            11,595
                       26,318            33,670            11,623
                       24,599            32,624            11,637
                       25,290            33,929            11,673
                       26,838            35,243            11,758
                       28,129            34,411            11,758
Jun 99                 30,717            36,321            11,800

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

    The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U).

    The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

TOTAL AVERAGE RETURNS
  AS OF 6/30/99(2), (3)         SIX MONTH   ONE YEAR  FIVE YEAR(4)  TEN YEAR(4)
     Portfolio (not adjusted for
       surrender charge)           20.03%      42.74%    24.79%        18.84%
     Standard & Poor's 500
       Composite Index(1)          12.38%      22.76%    27.88%        21.95%

(2) Past investment performance does not guarantee future performance, and returns and values will fluctuate. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge.

(4) Annualized.

WERE THERE ANY SHIFTS IN THE PORTFOLIO'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We slightly reduced our exposure to Technology during the period, although the sector remains our largest allocation. We continue to have heavy exposure to small-caps, as we see the most compelling values in smaller companies. This is due to a protracted period of underperformance relative to market capitalization. As these companies regain favor, we could see a period of strong relative performance.

We did not make any major changes to the Portfolio or to our overall investment strategy during the period. We built a slightly larger-than-typical cash position at the end of 1998, and we put much of this to work during the first quarter. We emphasized purchases of those companies which appeared to have the best long-term opportunities and offered the most compelling valuations. In the past, we have been rewarded for buying sectors that are out of favor, but maintaining a long-term focus is very important. As is characteristic of the industry, Biotechnology stocks were among our best and worst performers in the period. Immunex rose 103% on enthusiasm for a new arthritis drug, and Corixa was up 93%, while Pathogenesis lost 78% of its value. Pathogenesis pre-announced a profound revenue and earnings shortfall. We were sufficiently discouraged by the revenue issues that we chose to sell the stock. We had similar disparity of performance in other sectors, with Technology being the most dramatic. Microsoft was, not surprisingly, one of the largest contributors to the Portfolio's performance in 1999, rising 30%, while another software company, Wall Data, lost 60%. With the huge growth potential of communications semiconductors, TriQuint Semiconductor was up 195% for the period, with most of the gains in the second quarter.

WHAT IS THE OUTLOOK FOR BOTH THE PORTFOLIO AND THE OVERALL ECONOMY?

Both the Northwest and national economies are proving to be more resilient than we previously predicted. The U.S. consumer has shown an unusual willingness to spend money, supporting a robust domestic economy, yet inflation has remained tame. However, consumer spending tends to be a coincident indicator, not a leading indicator, and some of the spending may be a wealth effect tied to the stock market itself. The global economy is mixed, and corporate capital spending may be slowing due to both weak export demand and concerns about Y2K. We continue to believe that large-cap stocks are, in general, overvalued.

The Northwest economy continues its strength despite the slowdown as a result of Asia and the Boeing layoffs -- Boeing is in the process of significantly reducing employment in the Puget Sound region. The development of the Technology sector in the Northwest should continue to drive capital investment into the region and help maintain its growth. It is important to note that while the Portfolio is concentrated in the Northwest, because of the global diversity of many of its holdings, it is not solely linked to the region. Companies like Boeing, Microsoft, and Intel, and even many of the smaller companies in the Portfolio, generate revenues and earnings from business practices around the globe. The Portfolio has done very well, but we are investing in some volatile sectors and are cautious about valuations over the near term. The Portfolio has a history of volatility, so new investors should be aware of the nature of the Portfolio. We suggest that investors remain focused on long-term trends rather than short-term volatility. Overall, we continue to find sound investments in the Northwest region and maintain a very positive long-term outlook for the companies in the Portfolio.

                                                  COMPOSITE DEFERRED SERIES

Composite Deferred Series, Inc.
INCOME portfolio

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Income Portfolio is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

The INCOME PORTFOLIO returned -2.69% during the period, as interest rates increased throughout the first half of 1999. Long-term results are very favorable and provide the potential for inflation protection, as the Portfolio has averaged 7.80%4 for the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE PORTFOLIO'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates rose fairly significantly over the last six months, especially for intermediate-term bonds. Stronger-than-expected economic growth instilled new concerns over accelerating inflation. As a result, the yield of the ten-year Treasury increased by 1.13% during the period. Although this negatively affected the price of the Portfolio, the competitive levels of income offset some of the negative performance. Over a long-term investment horizon, the majority of the overall total return of the Portfolio will be derived from its yield.

GROWTH OF A $10,000 INVESTMENT(2), (3)

            Portfolio          Standard
              (not             & Poor's
             adjusted            500
            for sales          Composite         Inflation
             charge)           Index(1)           (CPI)(1)
-----------------------------------------------------------
Jun 89       $10,000           $10,000           $10,000
              10,171            10,024            10,208
              10,167            10,040            10,050
              10,231            10,072            10,094
              10,271            10,121            10,349
              10,334            10,145            10,443
Dec 89        10,407            10,161            10,458
              10,368            10,266            10,315
              10,395            10,314            10,338
              10,429            10,371            10,339
              10,367            10,387            10,244
              10,631            10,411            10,541
Jun 90        10,782            10,467            10,711
              10,894            10,507            10,844
              10,739            10,604            10,687
              10,801            10,693            10,776
              10,942            10,757            10,919
              11,129            10,781            11,157
Dec 90        11,300            10,781            11,325
              11,407            10,845            11,452
              11,541            10,862            11,551
              11,631            10,878            11,630
              11,779            10,894            11,764
              11,838            10,927            11,520
Jun 91        11,824            10,959            11,807
              11,964            10,975            11,955
              12,187            11,007            12,230
              12,441            11,055            12,486
              12,613            11,072            12,597
              12,721            11,104            12,723
Dec 91        13,097            11,112            13,152
              12,918            11,128            12,957
              12,983            11,169            13,026
              12,943            11,225            12,954
              13,044            11,241            13,032
              13,255            11,257            13,285
Jun 92        13,464            11,297            13,480
              13,711            11,321            13,825
              13,870            11,353            13,948
              14,040            11,385            14,138
              13,818            11,425            13,921
              13,806            11,441            13,909
Dec 92        14,002            11,433            14,148
              14,280            11,489            14,457
              14,544            11,529            14,757
              14,639            11,569            14,807
              14,754            11,601            14,921
              14,768            11,618            14,914
Jun 93        14,992            11,634            15,253
              15,078            11,634            15,350
              15,355            11,667            15,703
              15,426            11,691            15,758
              15,513            11,739            15,823
              15,308            11,747            15,644
Dec 93        15,405            11,747            15,713
              15,633            11,779            15,949
              15,300            11,819            15,601
              14,838            11,859            15,219
              14,681            11,876            15,092
              14,651            11,884            15,065
Jun 94        14,617            11,924            15,030
              14,905            11,957            15,331
              14,941            12,005            15,337
              14,681            12,037            15,106
              14,628            12,045            15,089
              14,599            12,061            15,062
Dec 94        14,716            12,061            15,161
              14,977            12,109            15,452
              15,324            12,158            15,811
              15,441            12,198            15,917
              15,674            12,238            16,138
              16,394            12,263            16,814
Jun 95        16,522            12,287            16,949
              16,436            12,287            16,883
              16,635            12,319            17,099
              16,820            12,344            17,273
              17,065            12,384            17,527
              17,350            12,376            17,816
Dec 95        17,638            12,367            18,078
              17,741            12,440            18,190
              17,320            12,480            17,805
              17,158            12,545            17,655
              17,021            12,594            17,533
              16,974            12,618            17,503
Jun 96        17,196            12,625            17,738
              17,233            12,649            17,779
              17,198            12,673            17,736
              17,496            12,714            18,052
              17,932            12,754            18,472
              18,279            12,779            18,812
Dec 96        18,049            12,779            18,603
              18,058            12,820            18,626
              18,104            12,859            18,665
              17,873            12,891            18,443
              18,138            12,907            18,712
              18,327            12,899            18,886
Jun 97        18,581            12,915            19,113
              19,223            12,930            19,698
              18,954            12,955            19,477
              19,291            12,987            19,783
              19,662            13,020            20,099
              19,763            13,012            20,206
Dec 97        19,967            13,023            20,418
              20,263            13,048            20,706
              20,232            13,073            20,664
              20,311            13,098            20,728
              20,386            13,121            20,832
              20,624            13,145            21,055
Jun 98        20,859            13,161            21,270
              20,869            13,177            21,287
              21,406            13,192            21,702
              21,892            13,208            22,323
              21,717            13,240            22,164
              21,823            13,240            22,297
Dec 98        21,864            13,256            22,351
              22,056            13,288            22,509
              21,465            13,304            21,974
              21,534            13,345            22,083
              21,590            13,442            22,139
              21,348            13,442            21,911
Jun 99        21,275            13,491            21,843

(1) The Lehman Brothers Government/Corporate Bond Index represents all government and corporate bonds.

    The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U).

    The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

(2) Past investment performance does not guarantee future performance, and returns and values will fluctuate. The returns for the Portfolio assume reinvestment of all dividends/distributions.

TOTAL AVERAGE RETURNS
  AS OF 6/30/99(2), (3)         SIX MONTH   ONE YEAR  FIVE YEAR(4)  TEN YEAR(4)
     Portfolio (not adjusted for
       surrender charge)           -2.69%       1.92%     7.80%         7.84%
     Standard & Poor's 500
       Composite Index(1)           1.77%       2.51%     2.50%         3.04%

(3) The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge.

(4) Annualized.

The performance over the six-month period was helped by a resurgence in the corporate sector in the first quarter. As the flight-to-quality of last summer moved past us, our dominant investment sector -- investment grade corporate bonds -- outperformed much of the fixed-income market in early 1999. Economic strength, a surging stock market, and good consumer sentiment supported this sector. Corporate bonds then underperformed modestly during the second quarter of 1999. Yield spreads widened slightly over the last three months relative to Treasuries -- this meant the corporate yields increased more than Treasuries, causing prices to decrease a bit more. Worries that the Fed will have to continue to tighten to slow the economy caused the spreads to widen. So far, this is only a minor worry to the market as evidenced by the modest underperformance.

Mortgage spreads also widened during the second quarter even with the increase in rates. This followed a very strong first quarter for mortgage-backed securities. Normally, mortgages perform well when treasury rates increase, but the large back up in rates over such a short time caused the duration (a measure of price sensitivity to changes in interest rates) of mortgage securities to extend dramatically. This significantly lowered demand for these securities. Our investment in below-investment-grade corporate debt provided very strong performance as the high-yield sector was one of the strongest performing areas of the fixed-income market.

WERE THERE ANY SHIFTS IN THE PORTFOLIO'S HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We increased our exposure to mortgage-backed securities, which generally provide strong yields and relative performance during stable interest rate environments. In addition, credit quality of the Portfolio remained strong, with an average securities rating of A++. We have focused purchases on businesses in non-cyclical industries that are less capital intensive, have more free cash flow, and are less susceptible to changes in the business cycle. For example, Cendant Corporation, a worldwide provider of consumer and business services, has performed well. We continue to invest primarily in a diverse portfolio of intermediate-maturity, investment-grade corporate bonds with some holdings in mortgages and Treasury notes. These investments work together in an attempt to produce the stated objectives of a high level of current income with preservation of capital. Corporate bonds are the primary investment tools used to accomplish the objectives of the Portfolio. We focus our efforts on a core portfolio of liquid, recognizable issuers such as General Motors, United Airlines, and Time Warner. A smaller percentage of the Portfolio is based on bottom-up research, scouring the market to find issuers that we feel can achieve a higher level of income and are priced attractively. The Portfolio moves within sectors and industries based on the anticipation of the business cycle. Currently, the Portfolio is focused on Health Care and Telecommunications. From an interest rate perspective, the strategy is to skew Portfolio investments based upon our secular outlook for interest rates.

WHAT IS THE OUTLOOK FOR BOTH THE PORTFOLIO AND THE OVERALL ECONOMY?

The economy has been growing above potential in recent periods, and if this continues, the risk of an acceleration in inflation will become a concern. The result of this growth has been higher interest rates -- this trend may continue in the short term. Any rise in prices, however, should be rather short lived because of the structural deflationary forces remaining in the world economy. Forces, such as global competition, could offset current price pressures and hold inflation back. Despite the possibility of higher near-term rates, we forecast lower interest rates over the course of the next 12 months -- a potentially positive sign for the Portfolio.

++ Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's. Past performance is not a guarantee of future results.

                                                COMPOSITE DEFERRED SERIES

STATEMENTS of ASSETS and LIABILITIES

COMPOSITE DEFERRED SERIES, INC.

JUNE 30, 1999 (UNAUDITED)

                                                       GROWTH &
                                                        INCOME                NORTHWEST               INCOME
                                                       PORTFOLIO              PORTFOLIO              PORTFOLIO
                                                      -----------            -----------            -----------
ASSETS:
Investments, at value
  (See portfolios of investments) (a) ..............  $56,547,687            $22,683,617            $14,527,529
Cash ...............................................        2,053                    590                    364
Dividends and/or interest receivable ...............       46,642                  9,347                258,100
Receivable for Portfolio shares sold ...............         --                      200                 78,890
Receivable for investment securities sold ..........         --                  153,767                   --
Prepaid expenses ...................................        4,383                  1,559                  1,553
                                                      -----------            -----------            -----------
    Total Assets ...................................   56,600,765             22,849,080             14,866,436
                                                      -----------            -----------            -----------
LIABILITIES:
Payable for Portfolio shares redeemed ..............         --                    2,179                   --
Payable for investment securities purchased ........      259,886                 75,392                   --
Dividends payable ..................................         --                     --                   78,890
Investment advisory fee payable ....................       22,544                  8,879                  6,059
Accrued legal and audit fees .......................        6,829                  7,439                  8,194
Accrued expenses and other payables ................       12,210                  5,069                  5,081
                                                      -----------            -----------            -----------
    Total Liabilities ..............................      301,469                 98,958                 98,224
                                                      -----------            -----------            -----------
NET ASSETS .........................................  $56,299,296            $22,750,122            $14,768,212
                                                      ===========            ===========            ===========
NET ASSETS CONSIST OF:
Distributions in excess of net investment income ...  $    (2,582)           $    (4,964)           $      (342)
Accumulated net realized gain/(loss) on
  investments ......................................    4,164,241                984,635                (32,926)
Net unrealized appreciation of investments .........   18,905,516              9,203,198                305,952
Paid-in capital ....................................   33,232,121             12,567,253             14,495,528
                                                      -----------            -----------            -----------
    Total Net Assets ...............................  $56,299,296            $22,750,122            $14,768,212
                                                      ===========            ===========            ===========

NET ASSETS VALUE, offering price and redemption
  price per share of beneficial interest
  outstanding ......................................  $     30.43            $     26.69            $     12.17
                                                      ===========            ===========            ===========

Number of Portfolio shares outstanding .............    1,850,313                852,294              1,213,575
                                                      ===========            ===========            ===========
--------------
(a) Investments, at cost ...........................  $37,642,171            $13,480,419            $14,221,577
                                                      ===========            ===========            ===========

                                       See Notes to Financial Statements.

STATEMENTS of OPERATIONS

COMPOSITE DEFERRED SERIES, INC.

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                       GROWTH &
                                                        INCOME                NORTHWEST               INCOME
                                                       PORTFOLIO              PORTFOLIO              PORTFOLIO
                                                      -----------            -----------            -----------
INVESTMENT INCOME:
Dividends ..........................................  $   380,189            $    75,999            $     6,844
Interest ...........................................       29,235                 18,548                538,122
                                                      -----------            -----------            -----------
    Total investment income ........................      409,424                 94,547                544,966
                                                      -----------            -----------            -----------

EXPENSES:
Investment advisory fee ............................      133,430                 51,447                 39,233
Accounting fee .....................................       11,304                  4,359                  3,330
Legal and audit fees ...............................       13,508                 14,431                 14,161
Custodian fees .....................................        4,380                  1,418                     30
Other ..............................................        7,220                  2,423                    941
                                                      -----------            -----------            -----------
    Total expenses .................................      169,842                 74,078                 57,695
Fees reduced by credits allowed by the custodian ...         (351)                   (18)                    (3)
                                                      -----------            -----------            -----------
    Net expenses ...................................      169,491                 74,060                 57,692
                                                      -----------            -----------            -----------
NET INVESTMENT INCOME ..............................      239,933                 20,487                487,274
                                                      -----------            -----------            -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS:
Realized gain from security transactions ...........    4,166,615              1,261,497                 32,282
Change in unrealized appreciation of investments
  during the period ................................    2,606,530              2,650,784               (967,428)
                                                      -----------            -----------            -----------
Net realized and unrealized gain/(loss) on
  investments ......................................    6,773,145              3,912,281               (935,146)
                                                      -----------            -----------            -----------

NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS .........................  $ 7,013,078            $ 3,932,768            $  (447,872)
                                                      ===========            ===========            ===========

                                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

COMPOSITE DEFERRED SERIES, INC.

                                       GROWTH & INCOME PORTFOLIO           NORTHWEST PORTFOLIO               INCOME PORTFOLIO
                                     -----------------------------     ---------------------------     ---------------------------
                                      SIX MONTHS                       SIX MONTHS                      SIX MONTHS
                                        ENDED            YEAR            ENDED            YEAR           ENDED           YEAR
                                       JUNE 30,          ENDED          JUNE 30,          ENDED         JUNE 30,         ENDED
                                        1999          DECEMBER 31,         1999        DECEMBER 31,       1999        DECEMBER 31,
                                     (UNAUDITED)          1998         (UNAUDITED)         1998        (UNAUDITED)        1998
                                     ------------     ------------     ----------       ----------     ----------     ------------
Net investment income .............  $    239,933     $    507,624     $   20,487       $   64,258     $  487,274     $  1,131,592
Realized gain from investment
  transactions ....................     4,166,615        4,762,524      1,261,497        3,264,693         32,282           39,906
Change in unrealized
  appreciation of investments
  during the period ...............     2,606,530          242,333      2,650,784          504,331       (967,428)         503,998
                                     ------------     ------------     ----------       ----------     ----------     ------------
Net increase/(decrease) in net
  assets resulting from
  operations ......................     7,013,078        5,512,481      3,932,768        3,833,282       (447,872)       1,675,496
Distributions to shareholders from:
  Net investment income ...........      (242,515)        (507,624)       (25,451)         (64,258)      (487,616)      (1,131,592)
  Net realized gain on
    investments ...................    (4,724,264)      (4,800,946)    (3,367,742)      (1,560,748)          --               --
Net increase/(decrease) in net
  assets from Portfolio share
  transactions ....................      (197,695)      (3,008,718)     1,217,466       (1,139,451)    (2,855,910)        (348,467)
                                     ------------     ------------     ----------       ----------     ----------     ------------
Total increase/(decrease) in net
  assets ..........................     1,848,604       (2,804,807)     1,757,041        1,068,825     (3,791,398)         195,437

NET ASSETS:
Beginning of period ...............    54,450,692       57,255,499     20,993,081       19,924,256     18,559,610       18,364,173
                                     ------------     ------------     ----------       ----------     ----------     ------------
End of period .....................  $ 56,299,296     $ 54,450,692     $22,750,122      $20,993,081    $14,768,212    $ 18,559,610
                                     ============     ============     ==========       ==========     ==========     ============

Distributions in excess of net
  investment income at end of
  period ..........................  $     (2,582)    $       --       $   (4,964)      $     --       $     (342)    $       --
                                     ============     ============     ==========       ==========     ==========     ============

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

COMPOSITE DEFERRED SERIES, INC.

                                       GROWTH & INCOME PORTFOLIO            NORTHWEST PORTFOLIO               INCOME PORTFOLIO
                                     -----------------------------     ---------------------------     ---------------------------
                                      SIX MONTHS                       SIX MONTHS                       SIX MONTHS
                                        ENDED            YEAR            ENDED            YEAR            ENDED           YEAR
                                       JUNE 30,          ENDED          JUNE 30,          ENDED          JUNE 30,         ENDED
                                         1999         DECEMBER 31,        1999        DECEMBER 31,         1999        DECEMBER 31,
                                      (UNAUDITED)         1998         (UNAUDITED)         1998         (UNAUDITED)       1998
                                     ------------     ------------     ----------       ----------     ----------     ------------
SHARES:
  Sold ............................        27,744           31,924         12,797           11,707         11,152          109,080
  Issued as reinvestment of
    dividends and capital gains ...       180,473          181,368        154,252           67,169         38,633           88,761
  Redeemed ........................      (202,531)        (338,938)       (98,602)        (140,957)      (274,281)        (224,982)
                                     ------------     ------------     ----------       ----------     ----------     ------------
  Net increase/(decrease) .........         5,686         (125,646)        68,447          (62,081)      (224,496)         (27,141)
                                     ------------     ------------     ----------       ----------     ----------     ------------

AMOUNT:
  Sold ............................  $    812,514     $    924,483     $  329,645       $  274,298     $  155,564     $  1,392,114
  Issued as reinvestment of
    dividends and capital gains ...     4,966,672        5,308,570      3,393,193        1,625,005        487,609        1,131,596
  Redeemed ........................    (5,976,881)      (9,241,771)    (2,505,372)      (3,038,754)    (3,499,083)      (2,872,177)
                                     ------------     ------------     ----------       ----------     ----------     ------------
  Net increase/(decrease) .........  $   (197,695)    $ (3,008,718)    $1,217,466       $(1,139,451)   $(2,855,910)   $   (348,467)
                                     ============     ============     ==========       ==========     ==========     ============

                                       See Notes to Financial Statements.

FINANCIAL highlights

GROWTH & INCOME PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                  SIX MONTHS
                                    ENDED                                        YEAR ENDED DECEMBER 31,
                                JUNE 30, 1999         ------------------------------------------------------------------------
                                 (UNAUDITED)            1998             1997            1996            1995            1994
                                -------------          -------         -------         -------         -------         -------

Net asset value, beginning of
 period .........................  $ 29.52             $ 29.06         $ 24.32         $ 20.22         $ 15.70         $ 15.71
                                   -------             -------         -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........     0.13                0.26            0.29            0.34            0.35            0.31
Net realized and unrealized
 gain on investments ............     3.66                2.92            6.49            4.10            4.90            0.12
                                   -------             -------         -------         -------         -------         -------
Total from investment
 operations .....................     3.79                3.18            6.78            4.44            5.25            0.43
                                   -------             -------         -------         -------         -------         -------

LESS DISTRIBUTIONS:
Dividends from net investment
 income .........................    (0.14)              (0.26)          (0.29)          (0.34)          (0.35)          (0.31)
Distributions from net
 realized gains .................    (2.74)              (2.46)          (1.75)           --             (0.38)          (0.13)
                                   -------             -------         -------         -------         -------         -------
Total distributions .............    (2.88)              (2.72)          (2.04)          (0.34)          (0.73)          (0.44)
                                   -------             -------         -------         -------         -------         -------

Net asset value, end of period ..  $ 30.43             $ 29.52         $ 29.06         $ 24.32         $ 20.22         $ 15.70
                                   =======             =======         =======         =======         =======         =======

TOTAL RETURN+ ...................   13.86%              11.11%          29.66%          22.09%          33.70%           2.72%
                                   =======             =======         =======         =======         =======         =======

RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's) .........................  $56,299             $54,451         $57,255         $41,402         $24,448         $14,195
Ratio of operating expenses to
 average net assets (a) .........    0.64%*              0.60%           0.59%           0.61%           0.70%           0.68%
Ratio of net investment income
 to average net assets ..........    0.90%*              0.92%           1.07%           1.59%           2.01%           1.97%
Portfolio turnover rate .........      27%                 32%             50%             45%             36%             25%

----------------

  * Annualized.

  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.

(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                                       See Notes to Financial Statements.

FINANCIAL highlights

NORTHWEST PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                  SIX MONTHS
                                    ENDED                                       YEAR ENDED DECEMBER 31,
                                JUNE 30, 1999         ------------------------------------------------------------------------
                                 (UNAUDITED)             1998            1997            1996           1995            1994
                                -------------          -------         -------         -------         -------         -------

Net asset value, beginning of
 period .........................  $ 26.78             $ 23.55         $ 18.23         $ 14.99         $ 11.97         $ 12.19
                                   -------             -------         -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........     0.03                0.08            0.07            0.09            0.09            0.08
Net realized and unrealized
 gain/(loss) on investments .....     4.36                5.07            5.80            3.24            3.02           (0.21)
                                   -------             -------         -------         -------         -------         -------
Total from investment
 operations .....................     4.39                5.15            5.87            3.33            3.11           (0.13)
                                   -------             -------         -------         -------         -------         -------

LESS DISTRIBUTIONS:
Dividends from net investment
 income .........................    (0.03)              (0.08)          (0.07)          (0.09)          (0.09)          (0.08)
Distributions from net
 realized gains .................    (4.45)              (1.84)          (0.48)           --              --             (0.01)
                                   -------             -------         -------         -------         -------         -------
Total distributions .............    (4.48)              (1.92)          (0.55)          (0.09)          (0.09)          (0.09)
                                   -------             -------         -------         -------         -------         -------

Net asset value, end of period ..  $ 26.69             $ 26.78         $ 23.55         $ 18.23         $ 14.99         $ 11.97
                                   =======             =======         =======         =======         =======         =======

TOTAL RETURN+ ...................   20.03%              22.78%          32.92%          22.23%          26.03%         (1.12)%
                                   =======             =======         =======         =======         =======         =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's) .........................  $22,750             $20,993         $19,924         $12,770         $ 7,495         $ 4,647
Ratio of operating expenses to
 average net assets (a) .........    0.72%*              0.66%           0.68%           0.77%           0.90%           0.87%
Ratio of net investment income
 to average net assets ..........    0.20%*              0.34%           0.31%           0.56%           0.67%           0.76%
Portfolio turnover rate .........      16%                 38%             31%             31%             11%             17%

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                                       See Notes to Financial Statements.

FINANCIAL highlights

INCOME PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                  SIX MONTHS
                                    ENDED                                  YEAR ENDED DECEMBER 31,
                                JUNE 30, 1999          -----------------------------------------------------------------------
                                 (UNAUDITED)            1998             1997           1996            1995             1994
                                -------------          -------         -------         -------         -------         -------

Net asset value, beginning of
 period .........................  $ 12.91             $ 12.53         $ 12.08         $ 12.59         $ 11.22         $ 12.57
                                   -------             -------         -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........     0.39                0.78            0.79            0.78            0.79            0.79
Net realized and unrealized
 gain/(loss) on investments .....    (0.74)               0.38            0.45           (0.51)           1.37           (1.35)
                                   -------             -------         -------         -------         -------         -------
Total from investment
 operations .....................    (0.35)               1.16            1.24            0.27            2.16           (0.56)
                                   -------             -------         -------         -------         -------         -------

LESS DISTRIBUTIONS:
Dividends from net investment
 income .........................    (0.39)              (0.78)          (0.79)          (0.78)          (0.79)          (0.79)
                                   -------             -------         -------         -------         -------         -------
Total distributions .............    (0.39)              (0.78)          (0.79)          (0.78)          (0.79)          (0.79)
                                   -------             -------         -------         -------         -------         -------

Net asset value, end of period ..  $ 12.17             $ 12.91         $ 12.53         $ 12.08         $ 12.59         $ 11.22
                                   =======             =======         =======         =======         =======         =======

TOTAL RETURN+ ...................  (2.69)%               9.50%          10.62%           2.34%          19.86%         (4.48)%
                                   =======             =======         =======         =======         =======         =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's) .........................  $14,768             $18,560         $18,364         $17,385         $15,206         $10,842
Ratio of operating expenses to
 average net assets (a) .........    0.74%*              0.67%           0.70%           0.67%           0.76%           0.74%
Ratio of operating expenses to
 average net assets without
 fees reduced by credits allowed
 by the custodian ...............    0.74%*              0.68%           0.70%           0.67%           0.76%           0.74%
Ratio of net investment income
 to average net assets ..........    6.21%*              6.11%           6.48%           6.46%           6.62%           6.79%
Portfolio turnover rate .........       0%#                 6%              9%             11%             14%             15%

----------------
  * Annualized.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if fees had not been reduced by credits allowed by the custodian.
  # Amount represents less than 1%.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

GROWTH  & INCOME PORTFOLIO

JUNE 30, 1999 (UNAUDITED)

  SHARES                                                               VALUE
  ------                                                               -----

COMMON STOCKS - 97.3%
  COMPUTER SOFTWARE/SERVICES - 11.0%
  11,300   Adobe Systems, Inc. .................................    $   928,366
  12,300   BARRA, Inc.+ ........................................        310,575
  17,000   BMC Software, Inc.+ .................................        918,000
  14,000   Computer Associates International, Inc. .............        770,000
  19,400   First Data Corporation ..............................        949,388
  16,000   Microsoft Corporation+ ..............................      1,443,000
  23,250   Oracle Corporation+ .................................        863,156
                                                                    -----------
                                                                      6,182,485
                                                                    -----------
  BANKS/SAVINGS & LOANS - 10.1%
   7,500   Bank of America Corporation .........................        549,844
   8,100   Bank of New York Company, Inc. ......................        297,169
   9,500   Chase Manhattan Corporation .........................        822,937
  24,750   Citigroup, Inc. .....................................      1,175,625
  14,000   First Union Corporation .............................        658,000
  21,428   Mellon Bank Corporation .............................        779,444
  15,000   Prime Bancshares, Inc. ..............................        268,125
   6,000   U.S. Bancorp ........................................        204,000
  21,460   Wells Fargo & Company ...............................        917,415
                                                                    -----------
                                                                      5,672,559
                                                                    -----------
  CONSUMER STAPLES - 7.8%
  10,000   Alberto-Culver Company, Class A .....................        228,125
   7,000   Campbell Soup Company ...............................        324,625
     625   Estee Lauder Cosmetics ..............................         53,906
  11,100   Kimberly-Clark Corporation ..........................        632,700
  13,000   Kimberly-Clark de Mexico, ADR .......................        267,303
  10,000   Libbey, Inc. ........................................        290,000
  20,000   PepsiCo, Inc. .......................................        773,750
   7,800   Philip Morris Companies, Inc. .......................        313,463
   3,000   Procter & Gamble Company ............................        267,750
  10,500   Ralston-Ralston Purina Company ......................        319,594
  30,100   Sara Lee Corporation ................................        682,894
   3,125   Unilever NV .........................................        217,969
                                                                    -----------
                                                                      4,372,079
                                                                    -----------
  HEALTH CARE PRODUCTS - 6.7%
  15,000   Abbott Laboratories .................................        682,500
  10,000   Johnson & Johnson ...................................        980,000
  10,300   Merck & Company, Inc. ...............................        762,200
  24,000   Mylan Laboratories ..................................        636,000
   2,000   Pfizer, Inc. ........................................        219,500
   7,200   Warner-Lambert Company ..............................        499,500
                                                                    -----------
                                                                      3,779,700
                                                                    -----------
  OIL & GAS - 6.4%
   3,050   BP Amoco Plc, Sponsored ADR .........................        330,925
   5,800   Exxon Corporation ...................................        447,325
  10,800   Halliburton Company .................................        488,700
   5,600   Mobil Corporation ...................................        554,400
  14,800   Royal Dutch Petroleum ...............................        891,700
  24,450   Tosco Corporation ...................................        634,172
   6,700   Unocal Corporation ..................................        265,488
                                                                    -----------
                                                                      3,612,710
                                                                    -----------
  UTILITIES/TELECOMMUNICATIONS - 4.8%
  16,000   AT&T Corporation ....................................        893,000
   4,000   Comcast Corporation, Special Class A ................        153,750
  10,000   SBC Communications, Inc. ............................        580,000
  20,000   Sprint Corporation, PCS Group+ ......................      1,056,250
                                                                    -----------
                                                                      2,683,000
                                                                    -----------
  CONSUMER DURABLES - 4.4%
  19,000   Federal-Mogul Corporation ...........................        988,000
  24,000   Mattel, Inc. ........................................        634,500
  33,760   U.S. Industries, Inc. ...............................        573,920
   5,450   USG Corporation .....................................        305,200
                                                                    -----------
                                                                      2,501,620
                                                                    -----------
  FINANCIAL SERVICES - 4.1%
  18,300   Federal Home Loan Mortgage Corporation ..............      1,061,400
   4,950   Heller Financial, Inc. ..............................        137,672
  21,455   Liberty Financial Companies .........................        624,878
   3,800   Merrill Lynch & Company, Inc. .......................        303,762
   5,100   Price (T. Rowe) Associates, Inc. ....................        195,713
                                                                    -----------
                                                                      2,323,425
                                                                    -----------
  AEROSPACE/DEFENSE - 4.1%
   6,250   AlliedSignal Inc. ...................................        393,749
  14,500   Boeing Company ......................................        640,719
  16,000   Lockheed Martin Corporation .........................        596,000
   9,800   Raytheon Company, Class B ...........................        689,675
                                                                    -----------
                                                                      2,320,143
                                                                    -----------
  RETAIL SALES - 4.0%
   5,000   Dayton Hudson Corporation ...........................        325,000
  29,925   Intimate Brands, Inc. ...............................      1,417,696
   9,000   May Department Stores Company .......................        367,875
   3,300   Ross Stores, Inc. ...................................        166,238
                                                                    -----------
                                                                      2,276,809
                                                                    -----------
  INSURANCE - 4.0%
  15,000   Allstate Corporation ................................        538,125
   6,000   American International Group, Inc. ..................        702,375
  27,495   Coseco, Inc. ........................................        836,879
   3,200   MGIC Investment Corporation .........................        155,600
                                                                    -----------
                                                                      2,232,979
                                                                    -----------
  COMPUTER SYSTEMS - 3.8%
  23,550   Compaq Computer Corporation .........................        557,841
   5,600   EMC Corporation+ ....................................        308,000
  13,000   Hewlett-Packard Company .............................      1,306,500
                                                                    -----------
                                                                      2,172,341
                                                                    -----------
  MEDIA - 3.5%
  30,000   AT&T Corporation-Liberty Media Group, Class A+ ......      1,102,500
  12,700   Viacom, Inc., Class A+ ..............................        560,388
   9,900   Walt Disney Company .................................        305,044
                                                                    -----------
                                                                      1,967,932
                                                                    -----------
  HEALTH CARE SERVICES - 3.3%
   5,000   Aetna, Inc. .........................................        447,187
  17,900   Columbia/HCA Healthcare Corporation .................        408,344
  10,600   IMS Health, Inc. ....................................        331,250
   0.100   LifePoint Hospital, Inc.+ ...........................              1
   9,006   PacifiCare Health Systems, Inc., Class A+ ...........        647,869
   0.100   Triad Hospitals, Inc.+ ..............................              1
                                                                    -----------
                                                                      1,834,652
                                                                    -----------
  BUSINESS SERVICES - 3.2%
  16,466   ACNielson Corporation+ ..............................        498,096
  26,434   Cendant Corporation+ ................................        541,897
  21,000   Dun & Bradstreet Corporation ........................        744,187
                                                                    -----------
                                                                      1,784,180
                                                                    -----------
  TRANSPORTATION - 2.7%
   6,500   Airborne Freight Corporation ........................        179,968
   3,000   AMR Corporation+ ....................................        204,750
  30,600   Expeditors International of Washington, Inc. ........        833,850
   5,500   Union Pacific Corporation ...........................        320,719
                                                                    -----------
                                                                      1,539,287
                                                                    -----------
  BASIC INDUSTRY - 2.5%
   3,000   Nucor Corporation ...................................        142,313
  23,172   Waste Management, Inc. ..............................      1,245,494
                                                                    -----------
                                                                      1,387,807
                                                                    -----------
  ELECTRONICS/SEMICONDUCTORS - 2.0%
  13,900   Intel Corporation ...................................        827,050
   8,000   Micron Technology, Inc.+ ............................        322,500
                                                                    -----------
                                                                      1,149,550
                                                                    -----------
  ELECTRICAL EQUIPMENT - 2.0%
   5,000   Emerson Electric Company ............................        314,375
   7,000   General Electric Company ............................        791,000
                                                                    -----------
                                                                      1,105,375
                                                                    -----------
  CAPITAL GOODS - 1.8%
  13,375   Crane Company .......................................        420,476
  25,000   Donaldson Company, Inc. .............................        612,500
                                                                    -----------
                                                                      1,032,976
                                                                    -----------
  UTILITIES/GAS & ELECTRIC - 1.5%
  10,000   Enron Corporation ...................................        817,500
                                                                    -----------
  CONSUMER CYCLICALS - 1.5%
   7,400   Sony Corporation, ADR ...............................        816,775
                                                                    -----------
  REAL ESTATE INVESTMENT TRUSTS - 1.1%
  10,000   Equity Office Properties Trust ......................        256,250
   8,400   Health Care Property Investors, Inc. ................        242,550
  12,750   Prison Realty Trust .................................        125,108
                                                                    -----------
                                                                        623,908
                                                                    -----------
  LODGING & RESTAURANTS - 1.0%
  52,505   Sunburst Hospitality Corporation+ ...................        308,467
   5,000   Tricon Global Restaurants, Inc.+ ....................        270,625
                                                                    -----------
                                                                        579,092
                                                                    -----------
           Total Common Stocks
             (Cost $36,144,398) ................................     54,768,884
                                                                    -----------
CONVERTIBLE PREFERRED STOCKS - 1.5%
   2,730   Estee Lauder Aces Trust II, Conv. Pfd.,
             6.250% due 02/23/2002 .............................        257,303
   5,000   Lehman Brothers Holdings, Series CSCO, Conv. Pfd.,
             5.000% due 02/26/2001 .............................        443,750
   2,500   Loral Space & Communications, Ltd.,
             Series C, Conv. Pfd.,
             6.000% due 11/01/2006++ ...........................        126,875
                                                                    -----------
           Total Convertible Preferred Stocks
             (Cost $727,082) ...................................        827,928
                                                                    -----------
PRINCIPAL
 AMOUNT
---------

CONVERTIBLE BOND - 0.5%
  (Cost $197,077)
$370,000   At Home Corporation, Sub. Deb.,
             0.525% due 12/28/2018++ ...........................        286,750
                                                                    -----------

U.S. TREASURY OBLIGATION - 0.7%
  (Cost $298,614)
 400,000   U.S. Treasury Bond,
             6.000% due 02/15/2026 ............................         389,125
                                                                    -----------

REPURCHASE AGREEMENT - 0.4%
  (Cost $275,000)
 275,000   Agreement with Credit Suisse First Boston
             Corporation, 4.750% dated 06/30/1999, to be
             repurchased at $275,036 on 07/01/1999,
             collateralized by $274,068 U.S. Treasury
             Note, 5.375% due 01/31/2000 (Market Value
             $280,600) .........................................        275,000
                                                                    -----------
TOTAL INVESTMENTS (COST $37,642,171*)..................   100.4%     56,547,687
OTHER ASSETS AND LIABILITIES (NET) ....................    (0.4)       (248,391)
                                                          -----     -----------
NET ASSETS ............................................   100.0%    $56,299,296
                                                          =====     ===========
----------------
 * Aggregate cost for federal tax purposes.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
                       ADR - American Depositary Receipts
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

NORTHWEST PORTFOLIO

JUNE 30, 1999 (UNAUDITED)

  SHARES                                                               VALUE
  ------                                                               -----

COMMON STOCKS - 98.0%
  COMPUTER SOFTWARE/SERVICES - 15.3%
   6,645   Adobe Systems, Inc. .................................    $   545,928
   9,900   ARIS Corporation+ ...................................         82,294
   7,165   Asymetrix Learning Systems, Inc.+ ...................         29,556
   5,800   Check Point Software Technologies, Ltd.+ ............        311,025
  33,175   Mentor Graphics Corporation+ ........................        425,055
   9,685   Microsoft Corporation+ ..............................        873,466
  24,410   Orcad, Inc.+ ........................................        309,702
  13,800   Summit Design, Inc.+ ................................         41,400
  18,140   Visio Corporation+ ..................................        690,455
  19,080   Wall Data, Inc.+ ....................................        182,453
                                                                    -----------
                                                                      3,491,334
                                                                    -----------
  HEALTH CARE PRODUCTS - 10.9%
  31,100   Corixa Corporation+ .................................        553,969
  16,630   ICOS Corporation+ ...................................        678,712
   5,340   Immunex Corporation+ ................................        680,516
  33,000   NeoRx Corporation+ ..................................         50,531
  30,806   SonoSite, Inc.+ .....................................        523,702
                                                                    -----------
                                                                      2,487,430
                                                                    -----------
  ELECTRICAL EQUIPMENT - 8.9%
   9,300   Electro Scientific Industries, Inc.+ ................        388,565
  36,665   FEI Company+ ........................................        302,486
  15,800   Flir Systems, Inc.+ .................................        238,975
  15,945   Microvision, Inc.+ ..................................        360,756
  23,615   Tektronix, Inc. .....................................        712,878
                                                                    -----------
                                                                      2,003,660
                                                                    -----------
  COMPUTER SYSTEMS - 8.8%
  17,490   Apex Inc.+ ..........................................        358,545
  43,660   In Focus Systems, Inc.+ .............................        654,900
  15,520   Radisys Corporation+ ................................        603,340
  21,770   Sequent Computer Systems, Inc.+ .....................        386,417
                                                                    -----------
                                                                      2,003,202
                                                                    -----------
  ELECTRONICS/SEMICONDUCTORS - 7.0%
   8,070   Credence Systems Corporation+ .......................        299,599
   3,310   Intel Corporation ...................................        196,945
   8,105   Lattice Semiconductor Corporation+ ..................        504,536
   6,450   Micrion Corporation+ ................................         72,562
   8,095   Micron Technology, Inc.+ ............................        326,329
   3,830   TriQuint Semiconductor, Inc.+ .......................        194,867
                                                                    -----------
                                                                      1,594,838
                                                                    -----------
  BASIC INDUSTRY - 6.4%
   3,000   Boise Cascade Corporation ...........................        128,625
  14,170   Oregon Steel Mills, Inc. ............................        188,638
  24,035   Schnitzer Steel Industries, Inc., Class A ...........        539,285
   4,350   Weyerhaeuser Company ................................        299,063
   6,750   Willamette Industries, Inc. .........................        310,922
                                                                    -----------
                                                                      1,466,533
                                                                    -----------
  BANKS/SAVINGS & LOANS - 5.2%
   9,650   First Washington Bancorp, Inc. ......................        193,603
     144   Horizon Financial Corporation .......................          1,971
   5,850   Interwest Bancorp, Inc. .............................        146,250
   5,300   KeyCorp .............................................        170,263
   8,970   Sterling Financial Corporation+ .....................        123,898
   9,181   U.S. Bancorp ........................................        312,154
  10,827   Washington Federal, Inc. ............................        242,923
                                                                    -----------
                                                                      1,191,062
                                                                    -----------
  TRANSPORTATION - 4.8%
  10,780   Airborne Freight Corporation ........................        298,471
   7,150   Alaska Air Group, Inc.+ .............................        298,513
  18,170   Expeditors International of Washington, Inc. ........        495,132
                                                                    -----------
                                                                      1,092,116
                                                                    -----------
  CONSUMER CYCLICALS - 4.8%
  38,695   Building Materials Holding Corporation+ .............        444,993
   9,050   Columbia Sportswear Company+ ........................        139,144
   5,700   Cutter & Buck Inc.+ .................................         96,187
  26,095   K2, Inc. ............................................        233,224
   2,620   Nike, Inc., Class B .................................        165,879
                                                                    -----------
                                                                      1,079,427
                                                                    -----------
  AEROSPACE/DEFENSE - 3.3%
  11,220   Boeing Company ......................................        495,784
   5,900   Precision Castparts Corporation .....................        250,750
                                                                    -----------
                                                                        746,534
                                                                    -----------
  CONSUMER STAPLES - 3.2%
   6,700   Albertson's Inc. ....................................        345,469
  13,876   Kroger Company ......................................        387,661
                                                                    -----------
                                                                        733,130
                                                                    -----------
  INSURANCE - 3.1%
   9,805   SAFECO Corporation ..................................        432,645
   9,135   StanCorp Financial Group, Inc.+ .....................        274,050
                                                                    -----------
                                                                        706,695
                                                                    -----------
  LODGING & RESTAURANTS - 2.8%
  35,855   Cavanaugh's Hospitality Corporation+ ................        302,526
   9,050   Starbucks Corporation+ ..............................        339,941
                                                                    -----------
                                                                        642,467
                                                                    -----------
  UTILITIES/TELECOMMUNICATIONS - 2.5%
  11,400   General Communication, Inc.+ ........................         77,484
   1,615   GST Telecommunications, Inc.+ .......................         21,298
  34,430   Metro One Telecommunications, Inc.+ .................        473,413
                                                                    -----------
                                                                        572,195
                                                                    -----------
  CONSUMER DURABLES - 2.4%
  12,710   Monaco Coach Corporation+ ...........................        537,792
                                                                    -----------
  RETAIL SALES - 2.2%
   5,200   Costco Companies, Inc.+ .............................        416,325
   9,210   Multiple Zones International, Inc.+ .................         68,499
     670   Nordstrom, Inc. .....................................         22,445
                                                                    -----------
                                                                        507,269
                                                                    -----------
  CAPITAL GOODS - 2.2%
  25,100   Greenbrier Companies, Inc. ..........................        263,550
   4,230   PACCAR, Inc. ........................................        225,776
                                                                    -----------
                                                                        489,326
                                                                    -----------
  REAL ESTATE INVESTMENT TRUSTS - 2.1%
  13,650   Pacific Gulf Properties, Inc. .......................        308,831
   6,155   Shurgard Storage Centers, Inc., Class A .............        166,954
                                                                    -----------
                                                                        475,785
                                                                    -----------
  HEALTH CARE SERVICES - 1.6%
  14,330   Foundation Health Systems, Inc., Class A+ ...........        214,950
   2,050   PacifiCare Health Systems, Inc., Class B+ ...........        147,472
                                                                    -----------
                                                                        362,422
                                                                    -----------
  BUSINESS SERVICES - 0.5%
  14,400   Barrett Business Services, Inc.+ ....................        122,400
                                                                    -----------
           Total Common Stocks
             (Cost $13,102,419) ................................     22,305,617
                                                                    -----------
PRINCIPAL
 AMOUNT

REPURCHASE AGREEMENT - 1.7%
  (Cost $378,000)
$378,000   Agreement with Credit Suisse First Boston
             Corporation, 4.750% dated 06/30/1999, to be
             repurchased at $378,050 on 07/01/1999,
             collateralized by $376,719 U.S. Treasury Note,
             5.375% due 01/31/2000 (Market Value $385,698) .....        378,000
                                                                    -----------
TOTAL INVESTMENTS (COST $13,480,419*) ..................   99.7%     22,683,617
OTHER ASSETS AND LIABILITIES (NET) .....................    0.3          66,505
                                                          -----     -----------
NET ASSETS .............................................  100.0%    $22,750,122
                                                          =====     ===========
----------------
* Aggregate cost for federal tax purposes.
+ Non-income producing security.

                      See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

INCOME PORTFOLIO

JUNE 30, 1999 (UNAUDITED)

          PRINCIPAL
            AMOUNT                                                     VALUE
            ------                                                     -----

U.S. TREASURY OBLIGATIONS - 51.8%
  U.S. TREASURY BONDS - 28.0%
$1,200,000    6.250% due 08/15/2023 ............................    $ 1,201,500
   250,000    6.500% due 11/15/2026 ............................        258,828
 2,200,000    7.250% due 05/15/2016 - 08/15/2022 ...............      2,438,813
   200,000    7.500% due 11/15/2024 ............................        231,563
                                                                    -----------
                                                                      4,130,704
                                                                    -----------
  U.S. TREASURY NOTES - 23.8%
 1,000,000    5.750% due 08/15/2003 ............................      1,000,313
 1,250,000    5.875% due 02/15/2004 ............................      1,257,031
 1,200,000    7.875% due 08/15/2001 ............................      1,255,125
                                                                    -----------
                                                                      3,512,469
                                                                    -----------
              Total U.S. Treasury Obligations
                (Cost $7,443,147) ..............................      7,643,173
                                                                    -----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 12.0%
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 8.0%
   412,611    6.500% due 07/15/2026 ............................        400,371
   273,793    7.000% due 07/15/2023 ............................        270,896
   277,239    7.500% due 06/15/2024 ............................        280,680
    80,013    8.000% due 06/15/2022 ............................         82,345
     1,865    8.500% due 03/15/2022 ............................          1,956
   134,912    9.000% due 05/15/2009 ............................        143,357
                                                                    -----------
              Total GNMAs (Cost $1,166,205) ....................      1,179,605
                                                                    -----------
  COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 3.0%
    80,216    Resolution Trust Corporation,1991-M2 A2,
                7.376% due 09/25/2020 ..........................         75,942
   367,299    Weyerhauser Mortgage Corporation,
                1982-C, FHA Putable,
                7.430% due 08/01/2022 ..........................        375,727
                                                                    -----------
              Total CMOs (Cost $427,155) .......................        451,669
                                                                    -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.0%
   139,661    8.000% due 12/01/2026 ............................        143,496
     4,512    9.000% due 10/01/2004 ............................          4,746
                                                                    -----------
              Total FNMAs (Cost $148,242) ......................        148,242
                                                                    -----------
              Total U.S. Government Agency
                Mortgage-Backed Securities
                (Cost $1,741,602) ..............................      1,779,516
                                                                    -----------
CORPORATE BONDS AND NOTES - 29.9%
  INDUSTRIAL - 15.1%
   250,000    American Home Products Corporation, Deb.,
                7.250% due 03/01/2023 ............................      248,092
   300,000    Burlington Northern, Santa Fe, Note,
                8.750% due 02/25/2022 ............................      333,860
   200,000    Caterpillar Corporation, Deb.,
                9.375% due 07/15/2001 ............................      210,535
   175,000    CII Financial, Inc., Conv., Note,
                7.500% due 09/15/2001 ............................      164,719
   150,000    Columbia/HCA Healthcare Corporation, Sub. Deb.,
                6.750% due 10/01/2006 ............................      129,000
   250,000    Conagra, Inc., Sr. Note,
                6.700% due 08/01/2027 ............................      244,028
   300,000    Loral Corporation, Deb.,
                7.625% due 06/15/2025 ............................      301,514
    50,000    Mariner Post-Acute Network, Sr. Sub. Note,
                9.500% due 11/01/2007+ ...........................        9,500
   250,000    PacifiCare Health Systems Inc., Sr. Note,
                7.000% due 09/15/2003 ............................      252,243
   200,000    Time Warner, Inc., Deb.,
                9.150% due 02/01/2023 ............................      231,126
   150,000    Veterinary Centers of America,
                Conv. Sub. Deb.,
                5.250% due 05/01/2006 ............................      110,250
                                                                    -----------
                                                                      2,234,867
                                                                    -----------
  BANKS - 4.7%
   195,000    Bank of New York, Sub. Note,
                7.875% due 11/15/2002 ............................      203,316
   250,000    First Nationwide Bank, Sub. Deb.,
                10.000% due 10/01/2006 ...........................      279,241
   200,000    Mercantile Bank, Sub. Note,
                7.625% due 10/15/2002 ............................      205,584
                                                                    -----------
                                                                        688,141
                                                                    -----------
  UTILITIES - 4.5%
              Niagara Mohawk Power Corporation, Deb.:
   150,000      9.500% due 06/01/2000 ............................      154,349
    49,000      8.770% due 01/01/2018 ............................       51,959
   150,000    Portland General Electric Company,
                First Mortgage,
                8.880% due 08/12/1999 ............................      150,483
   150,000    Public Service Electric &
                Gas Company, Mortgage,
                8.875% due 06/01/2003 ............................      160,798
   150,000    Texas Utilities Electric Company,
                First Mortgage,
                9.500% due 08/01/1999 ............................      150,214
                                                                    -----------
                                                                        667,803
                                                                    -----------
  FINANCIAL - 3.1%
   200,000    Kemper Corporation, Note,
                6.875% due 09/15/2003 ............................      201,256
   250,000    Morgan Stanley Group, Note,
                6.750% due 03/04/2003 ............................      251,814
                                                                    -----------
                                                                        453,070
                                                                    -----------
  REAL ESTATE INVESTMENT TRUSTS - 2.0%
                    Franchise Finance Corporation, Sr. Note:
  100,000  7.000% due 11/30/2000 ...............................         99,635
  200,000  7.875% due 11/30/2005 ...............................        197,132
                                                                    -----------
                                                                        296,767
                                                                    -----------
  FOREIGN (U.S. DOLLAR DENOMINATED) - 0.5%
   100,000    @Entertainment Inc., Unit, Sr. Disc. Note,
                Zero coupon to 07/15/2003;
                14.500% due 02/01/2009+ ..........................       68,500
                                                                    -----------
              Total Corporate Bonds and Notes
                (Cost $4,353,976) ................................    4,409,148
                                                                    -----------
FOREIGN GOVERNMENT BOND - 1.0%
  (Cost $148,852)
   150,000    Province of Alberta, Government Guaranty,
                9.250% due 04/01/2000 ............................      154,192
                                                                    -----------

  SHARES
  ------

PREFERRED STOCK - 1.1%
  (Cost $150,000)
     6,000    California Federal Savings Bank, Series A ..........      157,500
                                                                    -----------

PRINCIPAL
 AMOUNT
---------

REPURCHASE AGREEMENT - 2.6%
  (Cost $384,000)
  $384,000    Agreement with Credit Suisse First Boston
                Corporation, 4.750% dated 06/30/1999, to be
                repurchased at $384,051 on 07/01/1999,
                collateralized by $382,698 U.S. Treasury Note,
                5.375% due 01/31/2000 (Market Value $391,820) ....      384,000
                                                                    -----------
TOTAL INVESTMENTS (COST $14,221,577*) ....................   98.4%   14,527,529
OTHER ASSETS AND LIABILITIES (NET) .......................    1.6       240,683
                                                            -----   -----------
NET ASSETS ...............................................  100.0%  $14,768,212
                                                            =====   ===========
----------------
* Aggregate cost for federal tax purposes.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
                        FHA - Federal Housing Authority
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

NOTES to FINANCIAL statements (unaudited)

COMPOSITE DEFERRED SERIES

1.  ORGANIZATION AND BUSINESS

Composite Deferred Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund consists of three separate portfolios: the Growth & Income, Northwest, and Income Portfolios (each a "Portfolio"). Each Portfolio is designed to meet a variety of investment objectives.

SAFECO Life Insurance Company ( the "Company"), a subsidiary of SAFECO Corporation, is the sole shareholder of the Fund. Shares are sold only to Composite Deferred Series variable accounts to fund the benefits under certain flexible premium variable annuity contracts (the "Contract") issued by the Company. Contract holders have the right to instruct the Company how to vote Fund shares attributable to their contracts.

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Government Securities) are valued at the closing over-the-counter bid prices, or if no sale occurred on such day, at the mean of the current days bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase. The Portfolio is then obligated to resell the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds and Portfolios enter into repurchase agreements.

COVERED CALL OPTIONS WRITTEN:

The Growth & Income Portfolio and the Northwest Portfolio may write listed covered call options in which premiums received by the Portfolios are recorded as a liability which is marked-to-market daily. A covered call option gives the holder the right to buy the underlying security, which the Portfolio owns, at any time during the option period at a predetermined exercise price. When a Portfolio writes a covered call option, it gains income from the premium received. The risk in writing a covered call option is that the Portfolio may forego the opportunity to profit if the market price of the underlying security increases and the option is exercised. Proceeds from the covered call options exercised are increased by the amount of premium received. If an option expires or is cancelled in a closing transaction, the Portfolio will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less or greater than the premium originally received.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line methods. Premiums and discount on mortgage-backed securities are amortized or accreted using only the straight-line method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

The Growth & Income Portfolio and the Income Portfolio may purchase securities on what is called a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Portfolio instructs the custodian to segregate assets of the Portfolio with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Growth & Income Portfolio and the Northwest Portfolio are declared and paid quarterly. Dividends from net investment income of the Income Portfolio are calculated daily and paid monthly. Distributions of any net long-term capital gains earned by a Portfolio are made annually. Distributions of any net short-term capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Directors. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterizations of distributions made by each Portfolio as a whole.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Fund. For its services to the Portfolios, WM Advisors is entitled to a monthly fee, at an annual rate of 0.50% of each Portfolio's average daily net assets. Advisory fees are calculated daily and paid monthly.

Custodian fees for the Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the six months ended June 30, 1999 are shown separately in the Statements of Operations.

4.  DIRECTORS' FEES

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Fund for serving as an Officer or Director of the Fund. Directors' fees and expenses were paid directly by the Fund to directors having no affiliation with the Fund other than in their capacity as directors.

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended June 30, 1999 were as follows:

NAME OF PORTFOLIO                                    PURCHASES          SALES
-----------------                                    ---------          -----
Growth & Income Portfolio .....................     $14,195,644      $18,661,322
Northwest Portfolio ...........................       3,230,438        4,130,139
Income Portfolio ..............................          38,942          856,566

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the six months ended June 30, 1999 were as follows:

NAME OF PORTFOLIO                                    PURCHASES          SALES
-----------------                                    ---------          -----
Income Portfolio ..............................     $      --        $ 1,014,109

At June 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                    TAX BASIS         TAX BASIS
                                                    UNREALIZED       UNREALIZED
NAME OF PORTFOLIO                                  APPRECIATION     DEPRECIATION
-----------------                                  ------------     ------------
Growth & Income Portfolio .....................     $20,479,855      $ 1,574,339
Northwest Portfolio ...........................       9,778,314          575,116
Income Portfolio ..............................         499,098          193,146

6.  GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

The Northwest Portfolio concentrates its investments in companies located or doing business in the Northwest region of the United States. The Northwest Portfolio is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

This material is not an offer
to sell nor a solicitation to
buy shares of the Composite
Deferred Series, Inc. It is
not authorized for
distribution unless preceded
or accompanied by a current
prospectus(es) that includes
information regarding the risk
factors, expenses, policies
and objectives of the
Composite Deferred Series,
Inc. Shares of the Composite
Deferred Series, Inc. are not
insured by the FDIC. They are
not deposits or obligations
of, nor are they guaranteed
by, the depository institution
or any other agency. These
securities are subject to
investment risk, including
possible loss of principal
amount invested.

Distributed by WM
Funds Distributor, Inc.
Member NASD

                                                               CDSAR3M (8-30-99)